                                                            EXHIBIT NO. 99.13(b)

                                    MFS FUNDS
 AMENDED AND RESTATED MASTER DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                                                       EXHIBIT A

               FUNDS AND SHARE CLASSES COVERED BY RULE 12b-1 PLAN
                            AS OF: SEPTEMBER 18, 2002

------------------------------------------------------------------------------------------------------
                                                           CLASSES OF
                                                             SHARES
                                                           COVERED BY
                                                           RULE 12b-1              DATE RULE 12b-1
                 FUND                                         PLAN                  PLAN ADOPTED
------------------------------------------------------------------------------------------------------
MFS SERIES TRUST I

MFS Cash Reserve Fund                                 A,B,C, 529A, 529B         January 1, 1997;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS Core Growth Fund                                        A,B,C               January 1, 1997

MFS Global Asset Allocation Fund                            A,B,C               January 1, 1997

MFS Global Telecommunications Fund                          A, B,C              April 12, 2000

MFS Japan Equity Fund                                       A, B,C              April 12, 2000

MFS Managed Sectors Fund                                    A,B,C               January 1, 1997,
                                                                                April 12, 2000 (C
                                                                                shares)

MFS New Discovery Fund                                A,B,C, 529A, 529B         January 1, 1997;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS Research Growth and Income Fund                         A,B,C               January 1, 1997

MFS Research International Fund                       A,B,C, 529A, 529B         January 1, 1997;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS Strategic Growth Fund                               A,B,C,J, 529A,          January 1, 1997;
                                                        529B and 529C           December 8, 1999
                                                                                (J shares); April
                                                                                17, 2002 (529
                                                                                Share Classes)

MFS Technology Fund                                          A,B,C              January 1, 1997

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
MFS Value Fund                                        A,B,C, 529A, 529B         January 1, 1997;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS SERIES TRUST II

MFS Emerging Growth Fund                               A,B,C, J, 529A,          January 1, 1997;
                                                        529B and 529C           May 27, 1998 (J
                                                                                shares); April 17,
                                                                                2002 (529 Share
                                                                                Classes)

MFS Large Cap Growth Fund                                    A,B                January 1, 1997

MFS SERIES TRUST III

MFS High Income Fund                                  A,B,C, 529A, 529B         January 1, 1997;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS High Yield Opportunities Fund                            A,B,C              July 1, 1998

MFS Municipal High Income Fund                                B,C               September 16,
                                                                                1998

MFS SERIES TRUST IV

MFS Mid Cap Growth Fund                               A,B,C, 529A, 529B         January 1, 1997;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS Municipal Bond Fund                                        B                January 1, 1997

MFS SERIES TRUST V

MFS International New Discovery Fund                  A,B,C, 529A, 529B         October 8, 1997;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS International Strategic Growth Fund                      A,B,C              October 8, 1997

MFS International Value Fund                                 A,B,C              October 8, 1997

MFS Research Fund                                     A,B,C, 529A, 529B         January 1, 1997;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS Total Return Fund                                 A,B,C, 529A, 529B         January 1, 1997;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS SERIES TRUST VI

MFS Global Equity Fund                                     A,B,C,J              January 1, 1997;
                                                                                April 14, 1999 (J
                                                                                shares)

MFS Global Total Return Fund                                 A,B,C              January 1, 1997

MFS Utilities Fund                                           A,B,C              January 1, 1997

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
MFS SERIES TRUST VII

MFS Capital Opportunities Fund                        A,B,C, 529A, 529B         January 1, 1997;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS SERIES TRUST VIII

MFS Global Growth Fund                                       A,B,C              January 1, 1997

MFS Strategic Income Fund                                    A,B,C              January 1, 1997

MFS Tax Managed Equity Fund                                  A,B,C              December 31, 2001

MFS SERIES TRUST IX

MFS Bond Fund                                         A,B,C, 529A, 529B         January 1, 1997;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS Emerging Opportunities Fund                              A,B,C              May 3, 1999

MFS High Quality Bond Fund                                   A,B,C              May 3, 1999

MFS Intermediate Investment Grade Bond Fund                  A,B,C              January 4, 1999

MFS Large Cap Value Fund                                     A,B,C              May 3, 1999

MFS Limited Maturity Fund                             A,B,C, 529A, 529B         January 1, 1997;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS Municipal Limited Maturity Fund                          A,B,C              January 1, 1997

MFS Research Bond Fund                                A,B,C, 529A, 529B         January 4, 1999;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS Research Bond Fund J                                     A,B,C              September 18, 2002

MFS SERIES TRUST X

MFS Emerging Companies Fund                                  A,B,C              May 16, 2001

MFS Emerging Markets Debt Fund                               A,B,C              March 17, 1998

MFS Emerging Markets Equity Fund                             A,B,C              January 1, 1997

MFS European Equity Fund                                     A,B,C              August 1, 1999

MFS Fundamental Growth Fund                                  A,B,C              December 20, 2000

MFS Gemini Large Cap U.S. Fund                               A,B,C              December 20, 2000

MFS Gemini U.K. Fund                                         A,B,C              December 20, 2000

MFS Global Conservative Equity Fund                          A,B,C              December 20, 2000

MFS Global Health Sciences Fund                              A,B,C              December 20, 2000

MFS Government Mortgage Fund                                  A,B               January 1, 1997

MFS High Yield Fund                                          A,B,C              August 1, 1999

MFS Income Fund                                              A,B,C              August 1, 1999

MFS International ADR Fund                                   A,B,C              December 20, 2000

MFS International Core Equity Fund                           A,B,C              December 20, 2000

MFS International Growth Fund                                A,B,C              January 1, 1997

MFS International Investors Trust                            A,B,C              January 1, 1997

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
MFS Mid Cap Equity Fund                                      A,B,C              September 20, 2000

MFS Multi Cap Growth Fund                                    A,B,C              December 20, 2000

MFS Select Growth Fund                                       A,B,C              May 16, 2001

MFS Strategic Value Fund                              A,B,C, 529A, 529B         March 17, 1998;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS Conservative Allocation Fund                      A,B,C, 529A, 529B         April 17, 2002
                                                           and 529C


MFS Moderate Allocation Fund                          A,B,C, 529A, 529B         April 17, 2002
                                                           and 529C


MFS Growth Allocation Fund                            A,B,C, 529A, 529B         April 17, 2002
                                                           and 529C

MFS Aggressive Growth Allocation Fund                 A,B,C, 529A, 529B         April 17, 2002
                                                           and 529C

MFS SERIES TRUST XI

MFS Mid Cap Value Fund                                A,B,C, 529A, 529B         July 19, 2001;
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS Union Standard Equity Fund                               A, B,C             July 30, 1997

Vertex Contrarian Fund                                       A, B,C             April 29, 1998

Vertex International Fund                                    A, B,C             April 29, 1998

STAND ALONE FUNDS

Massachusetts Investors Growth Stock Fund             A,B,C,J, 529A, 529B       January 1, 1997;
                                                           and 529C             September 20,
                                                                                2000 (J shares),
                                                                                April 17, 2002 (529
                                                                                Share Classes)

Massachusetts Investors Trust                         A,B,C,J, 529A, 529B       January 1, 1997;
                                                           and  529C            November 17, 1999
                                                                                (J shares), April
                                                                                17, 2002 (529
                                                                                Share Classes)

MFS Government Limited Maturity Fund                         A,B,C              January 1, 1997

MFS Government Securities Fund                        A,B,C, 529A, 529B         January 1, 1997,
                                                           and 529C             April 17, 2002 (529
                                                                                Share Classes)

MFS Growth Opportunities Fund                                 A,B               January 1, 1997

MFS MUNICIPAL SERIES TRUST

MFS Alabama Municipal Bond Fund                               A,B               January 1, 1997

MFS Arkansas Municipal Bond Fund                             A,B                January 1, 1997

MFS California Municipal Bond Fund                           A,B,C              January 1, 1997

MFS Florida Municipal Bond Fund                               A,B               January 1, 1997

MFS Georgia Municipal Bond Fund                               A,B               January 1, 1997

MFS Maryland Municipal Bond Fund                              A,B               January 1, 1997

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
MFS Massachusetts Municipal High Income Fund                  A,B               June 11, 1999

MFS Massachusetts Municipal Bond Fund                         A,B               January 1, 1997

MFS Mississippi Municipal Bond Fund                           A,B               January 1, 1997

MFS Municipal Income Fund                                    A,B,C              January 1, 1997

MFS New York Municipal High Income Fund                       A,B               June 11, 1999

MFS New York Municipal Bond Fund                             A,B,C              January 1, 1997;
                                                                                October 11, 2000
                                                                                (C shares)

MFS North Carolina Municipal Bond Fund                       A,B,C              January 1, 1997

MFS Pennsylvania Municipal Bond Fund                          A,B               January 1, 1997

MFS South Carolina Municipal Bond Fund                        A,B               January 1, 1997

MFS Tennessee Municipal Bond Fund                             A,B               January 1, 1997

MFS Virginia Municipal Bond Fund                             A,B,C              January 1, 1997

MFS West Virginia Municipal Bond Fund                         A,B               January 1, 1997

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                                                                       EXHIBIT B

                            AS OF: SEPTEMBER 18, 2002

MFS SERIES TRUST I

       MFS Cash Reserve Fund
       MFS Core Growth Fund
       MFS Global Telecommunications Fund
       MFS Japan Equity Fund
       MFS Managed Sectors Fund
       MFS New Discovery Fund
       MFS Research Growth & Income Fund
       MFS Research International Fund
       MFS Strategic Growth Fund
       MFS Technology Fund
       MFS Value Fund

MFS SERIES TRUST II

       MFS Emerging Growth Fund
       MFS Large Cap Growth Fund

MFS SERIES TRUST III

       MFS High Income Fund
       MFS High Yield Opportunities Fund

MFS SERIES TRUST IV

       MFS Mid Cap Growth Fund

MFS SERIES TRUST V

       MFS International New Discovery Fund
       MFS Research Fund
       MFS Total Return Fund

MFS SERIES TRUST VI

       MFS Global Equity Fund
       MFS Global Total Return Fund
       MFS Utilities Fund

MFS SERIES TRUST VII

       MFS Capital Opportunities Fund

MFS SERIES TRUST VIII

       MFS Global Growth Fund
       MFS Strategic Income Fund
       MFS Tax Managed Equity Fund

MFS SERIES TRUST IX

       MFS Bond Fund
       MFS Emerging Opportunities Fund
       MFS High Quality Bond Fund
       MFS Intermediate Investment Grade Bond Fund
       MFS Large Cap Value Fund
       MFS Limited Maturity Fund

       MFS Municipal Limited Maturity Fund
       MFS Research Bond Fund
       MFS Research Bond Fund J

MFS SERIES TRUST X

       MFS Emerging Companies Fund
       MFS Emerging Markets Debt Fund
       MFS European Equity Fund
       MFS Fundamental Growth Fund
       MFS Gemini Large Cap U.S. Fund
       MFS Gemini U.K. Fund
       MFS Global Conservative Equity Fund
       MFS Global Health Sciences Fund
       MFS Government Mortgage Fund
       MFS High Yield Fund
       MFS Income Fund
       MFS International ADR Fund
       MFS International Core Equity Fund
       MFS Mid Cap Equity Fund
       MFS Multi Cap Growth Fund
       MFS Select Growth Fund
       MFS Strategic Value Fund

MFS SERIES TRUST XI

       MFS Mid Cap Value Fund
       MFS Union Standard Equity Fund
       Vertex Contrarian Fund
       Vertex International Fund

MFS MUNICIPAL SERIES TRUST

       MFS Alabama Municipal Bond Fund
       MFS Arkansas Municipal Bond Fund
       MFS California Municipal Bond Fund
       MFS Florida Municipal Bond Fund
       MFS Georgia Municipal Bond Fund
       MFS Maryland Municipal Bond Fund
       MFS Massachusetts High Income Tax Free Fund
       MFS Massachusetts Municipal Bond Fund
       MFS Mississippi Municipal Bond Fund
       MFS Municipal Income Fund
       MFS New York High Income Tax Free Fund
       MFS New York Municipal Bond Fund
       MFS North Carolina Municipal Bond Fund
       MFS Pennsylvania Municipal Bond Fund
       MFS South Carolina Municipal Bond Fund
       MFS Tennessee Municipal Bond Fund

       MFS Virginia Municipal Bond Fund
       MFS West Virginia Municipal Bond Fund

STAND ALONE FUNDS

       Massachusetts Investors Growth Stock Fund
       Massachusetts Investors Trust
       MFS Government Limited Maturity Fund
       MFS Government Securities Fund
       MFS Growth Opportunities Fund

                                                                       EXHIBIT C

                              AS OF: APRIL 17, 2002

CLASS A SHARES

MFS SERIES TRUST I

       MFS Global Asset Allocation Fund

MFS SERIES TRUST V

       MFS International Strategic Growth Fund
       MFS International Value Fund

MFS SERIES TRUST X

       MFS Emerging Markets Equity Fund
       MFS International Growth Fund
       MFS International Investors Trust

CLASS 529A SHARES

MASSACHUSETTS INVESTORS TRUST

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

MFS GOVERNMENT SECURITIES FUND

MFS SERIES TRUST I

       MFS Cash Reserve Fund
       MFS Value Fund
       MFS Strategic Growth Fund
       MFS New Discovery Fund
       MFS Research International Fund

MFS SERIES TRUST II

       MFS Emerging Growth Fund

MFS SERIES TRUST III

       MFS High Income Fund

MFS SERIES TRUST IV

       MFS Mid Cap Growth Fund

MFS SERIES TRUST V

       MFS Total Return Fund
       MFS Research Fund
       MFS International New Discovery Fund

MFS SERIES TRUST VII

       MFS Capital Opportunities Fund

MFS SERIES TRUST IX

       MFS Limited Maturity Fund
       MFS Bond Fund
       MFS Research Bond Fund

MFS SERIES TRUST X

       MFS Strategic Value Fund
       MFS Conservative Allocation Fund
       MFS Moderate Allocation Fund
       MFS Growth Allocation Fund
       MFS Aggressive Growth Allocation Fund

MFS SERIES TRUST XI

       MFS Mid Cap Value Fund